UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 20, 2021, we called to order our 2021 Annual Meeting of Stockholders, or the Annual Meeting. At that time, there were not present or represented by proxy a sufficient number of shares of common stock to constitute a quorum. As previously disclosed in our proxy materials for the Annual Meeting, in order for a quorum to be present at the Annual Meeting, at least 36,679,575 shares of common stock, or approximately 83% of the total outstanding shares as of the record date of 5 p.m., Eastern time, on June 21, 2021, must be present virtually or represented by proxy at the meeting.

At the Annual Meeting on August 20, 2021, we adjourned the Annual Meeting until September 3, 2021 at 9 a.m., Eastern time, in order to provide an opportunity to solicit additional proxies that will constitute a quorum and will enable us to proceed with consideration of the proposals to be voted on by stockholders at the Annual Meeting. At that time, the Annual Meeting will be reconvened virtually at www.virtualshareholdermeeting.com/BTX2021. The record date for the Annual Meeting remains 5 p.m., Eastern time, on June 21, 2021. Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote do not need to take any further actions.

We have engaged a proxy solicitor, Alliance Advisors, LLC, to assist the board of directors and management in obtaining adequate votes to achieve the required quorum for the Annual Meeting. We estimate that our proxy solicitation fees payable to Alliance Advisors, LLC will total approximately $7,500.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. We strongly encourage all of our stockholders to read the definitive proxy statement we filed with the Securities and Exchange Commission on July 1, 2021, the supplement to the definitive proxy statement we filed with the Securities and Exchange Commission on July 26, 2021, and other proxy materials relating to the Annual Meeting, which are available free of charge on the Securities Exchange Commission’s website at www.sec.gov.

On August 20, 2021, we issued a press release entitled “Brooklyn ImmunoTherapeutics Announces Adjournment of Annual Meeting of Stockholders Due to Lack of Quorum.” A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 8.01 and in the press release furnished as Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Section 11 or 12(a)(2) of the Securities Act of 1933. The information contained in this Item 8.01 and in the press release furnished as Exhibit 99.1 to this report shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of Brooklyn ImmunoTherapeutics, Inc. dated August 20, 2021

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN IMMUNOTHERAPEUTICS, INC.

	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President
Dated: August 20, 2021